Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

Bradesco Latin American equity fund

Bradesco Latin American hard currency bond fund

(THE “FUNDS”)

Supplement dated May 15, 2017 to the Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2016

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Funds. The plan of liquidation provides that the Funds will cease their business, liquidate their assets and distribute their liquidation proceeds to all of the Funds’ shareholders of record. Final liquidation of the Funds will occur on or about June 14, 2017.

The Funds will cease accepting purchase orders and will be closed to all new and existing investors on May 19, 2017.

Shareholders of the Funds may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of shares of the Funds that occur after the date of this supplement. Liquidation proceeds will be paid in cash at each Fund’s applicable net asset value per share.

As the liquidation of the Funds approaches, the Funds’ investment adviser is expected to increase the portion of each Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect a Fund’s yield. The impending liquidation of the Funds may result in large redemptions, which could adversely affect a Fund’s expense ratio, although existing contractual fee waivers will be maintained. Also, as the Funds’ liquidation approaches, the Funds will cease to pursue their respective investment objectives.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Funds may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Funds’ prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Funds’ liquidation and the tax consequences to the shareholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE